UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 30, 2009

(Date of earliest event reported)

Union Bankshares Corporation

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

211 North Main Street

Post Office Box 446

Bowling Green, Virginia 22427

(Address of principal executive offices) (Zip Code)

(804) 633-5031

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On March 30, 2009, Union Bankshares Corporation (“Union”) and First Market Bank, FSB (“First Market”) entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) pursuant to which First Market will become a direct wholly-owned banking subsidiary of Union.

A copy of the press release issued jointly by Union and First Market announcing the execution of the Merger Agreement is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued jointly by Union Bankshares Corporation and First Market Bank, FSB on March 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES CORPORATION

/s/ D. Anthony Peay
D. Anthony Peay
Executive Vice President and Chief Financial Officer

Date: March 30, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued jointly by Union Bankshares Corporation and First Market Bank, FSB on March 30, 2009.